UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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VEEVA SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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May 10, 2016

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Veeva Systems Inc. that will be held on Wednesday, June 22, 2016 at 3:30 p.m. Pacific Time, at Veeva Systems Inc.’s principal executive offices located at 4280 Hacienda Drive, Pleasanton, California 94588.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2016 Annual Report. We encourage you to read this information carefully.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Veeva.

Very truly yours,

Peter P. Gassner

Chief Executive Officer and Director

VEEVA SYSTEMS INC.

4280 Hacienda Drive

Pleasanton, California 94588

NOTICE OF ANNUAL MEETING

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, June 22, 2016 at 3:30 p.m. Pacific Time.
Place:	Veeva Systems Inc.’s principal executive offices located at 4280 Hacienda Drive, Pleasanton, California 94588.
Items of Business:

(1)   To elect the two directors named in the proxy statement accompanying this notice to serve as Class III directors until the annual meeting held in 2019 and until their successors are duly elected and qualified.

(2) To ratify the appointment of KPMG LLP as Veeva Systems Inc.’s independent registered public accounting firm for the fiscal year ending January 31, 2017.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on May 3, 2016.
Voting:	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About Procedural Matters.”

A Notice of Internet Availability of Proxy Materials (the Notice) has been mailed to stockholders of record on or about May 10, 2016. The Notice contains instructions on how to access our proxy statement for our 2016 Annual Meeting of Stockholders (the Annual Meeting) and our fiscal 2016 annual report to stockholders on Form 10-K (together, the proxy materials). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: www.astproxyportal.com/ast/18559.

If you have any questions regarding this information or the proxy materials, please visit our website at www.veeva.com or contact our investor relations department at (925) 452-6500.

All stockholders are cordially invited to attend the Annual Meeting in person.

By order of the Board of Directors,

Peter P. Gassner

Chief Executive Officer and Director

This notice of the Annual Meeting, proxy statement and accompanying form of proxy card are being made available on or about May 10, 2016.

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VEEVA SYSTEMS INC.

4280 Hacienda Drive

Pleasanton, California 94588

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our Board of Directors for use at the 2016 annual meeting of stockholders (the Annual Meeting) to be held at 3:30 p.m. Pacific Time on Wednesday, June 22, 2016, and at any postponements or adjournments thereof. The Annual Meeting will be held at Veeva Systems Inc.’s principal executive offices located at 4280 Hacienda Drive, Pleasanton, California 94588. Beginning on or about May 10, 2016, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms “Veeva,” “the Company,” “we,” “us,” and “our” mean Veeva Systems Inc. and its subsidiaries unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:	Our Board of Directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Wednesday, June 22, 2016 at 3:30 p.m. Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Notice, this proxy statement and accompanying form of proxy card are being made available to you on or about May 10, 2016. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This proxy statement for the Annual Meeting;

•	Our 2016 Annual Report to Stockholders, which consists of our annual report on Form 10-K for the fiscal year ended January 31, 2016; and

•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	How can I get electronic access to the proxy materials?

A:	The proxy materials are available at www.astproxyportal.com/ast/18559 and at http://ir.veeva.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.astproxyportal.com/ast/18559. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this proxy statement?

A:	The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be held at our principal executive offices located at 4280 Hacienda Drive, Pleasanton, California 94588. The telephone number at that location is (925) 452-6500.

Q:	Can I attend the Annual Meeting?

A:	You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of May 3, 2016 (the Record Date). Admission will begin at 3:00 p.m. Pacific Time on the date of the Annual Meeting, and you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 3:30 p.m. Pacific Time. Stockholders may request directions to our principal executive offices in order to attend the Annual Meeting by calling (925) 452-6500 or visiting www.astproxyportal.com/ast/18559.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of record — If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST), you are considered, with respect to those shares, the “stockholder of record,” and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners — Many Veeva stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Except as otherwise expressly provided by our Certificate of Incorporation or Bylaws, the holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote or for the consent of the stockholders of Veeva. Each holder of Class A common stock will have the right to one vote per share of Class A common stock and each holder of Class B common stock will have the right to ten votes per share of Class B common stock. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter.

Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 96,417,278 shares of Class A common stock outstanding and 38,048,612 shares of Class B common stock outstanding. In deciding all matters at the Annual Meeting, each holder of Class A common stock of Veeva will be entitled to one vote for each share of Class A common stock held as of the close of business on the Record Date, and each holder of Class B common stock of Veeva will be entitled to ten votes for each share of Class B common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record — If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•	Via the Internet — You may vote by proxy via the Internet by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•	By Telephone — You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

•	By Mail — If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners — If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)	To elect the two directors identified in this proxy statement to serve as Class III directors until the annual meeting held in 2019 and until their successors are duly elected and qualified;

(2)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2017; and

(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:	What is the voting requirement to approve each of the proposals?

A:	Proposal One — The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in such nominee’s favor.

Proposal Two — The affirmative vote of a majority in voting power of votes cast affirmatively or negatively is required to ratify the appointment of KMPG LLP as our independent registered public accounting firm. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Q:	How does the Board of Directors recommend that I vote?

A:	Our Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the two nominees for election as director listed in Proposal One; and

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2017.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record — If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors or

•	Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of KPMG LLP. Your broker will not have discretion to vote on the following “non-routine” matter absent direction from you: the election of directors.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not by itself revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Veeva may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Veeva or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote or to facilitate a successful proxy solicitation.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative from AST.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials —Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2017 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than January 10, 2017, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting — In addition, our Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined as that date which is not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2017 annual meeting of stockholders is between February 22, 2017 and March 24, 2017.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates — You may recommend candidates to our Board of Directors for consideration by our Nominating and Governance Committee by following the procedures set forth below in “Corporation Governance — Stockholder Recommendations for Nominations to the Board of Directors.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:	A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. A copy of our Bylaws is posted on the Investors portion of our website at http://ir.veeva.com. All notices of proposals by stockholders, whether or not included in Veeva’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

A:	In accordance with the rules of Securities and Exchange Commission (SEC), we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. Beginning on or about May 10, 2016, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.astproxyportal.com/ast/18559. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:	What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

A:	We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q:	What is the mailing address for Veeva’s principal executive offices?

A:	Our principal executive offices are located at 4280 Hacienda Drive, Pleasanton, California 94588. The telephone number at that location is (925) 452-6500.

Any written requests for additional information, copies of the proxy materials and 2016 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board of Directors, communications to our Board of Directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 22, 2016.

The proxy statement and annual report to stockholders is available at www.astproxyportal.com/ast/18559.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Board of Directors is currently comprised of six members who are divided into three classes with staggered three-year terms. A director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. Our restated certificate of incorporation and amended and restated bylaws that are in effect authorize only our Board of Directors to fill vacancies on our Board of Directors until the next annual meeting of stockholders. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

Two Class III directors have been nominated for election at the Annual Meeting for a three-year term each expiring in 2019. Upon the recommendation of our Nominating and Governance Committee, our Board of Directors has nominated Ronald E.F. Codd and Peter Gassner for election as Class III directors. The term of office of each person elected as director will continue until such director’s term expires in 2019, or until such director’s successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class III Directors for a Term Expiring in 2019

Name	Age	Principal Occupation and Business Experience
Ronald E.F. Codd	60	Mr. Codd has served as a member of our Board of Directors since February 2012. Mr. Codd has been an independent business consultant since April 2002. From January 1999 to April 2002, Mr. Codd served as President, Chief Executive Officer and a director of Momentum Business Applications, Inc., an enterprise software company. From September 1991 to December 1998, Mr. Codd served as Senior Vice President of Finance and Administration and Chief Financial Officer of PeopleSoft, Inc., a provider of enterprise application software. Mr. Codd has served on the board of directors of a number of information technology companies, including FireEye, Inc. since July 2012, Rocket Fuel Inc. since February 2012, ServiceNow, Inc. since February 2012, DemandTec, Inc. from February 2007 to February 2012, Data Domain, Inc. from October 2006 to July 2009, Interwoven, Inc. from July 1999 to April 2009 and Agile Software Corporation from August 2003 to July 2007. Mr. Codd holds a Bachelor of Sciences degree in Accounting from the University of California, Berkeley and a Master of Management in Finance and Management Information Systems degree from the Kellogg Graduate School of Management at Northwestern University. Our Board of Directors believes that Mr. Codd’s management experience and his software industry experience, including his experience in finance, give him the breadth of knowledge and valuable understanding of our industry which qualify him to serve as a member of our Board of Directors. Mr. Codd currently serves on our Audit Committee and Compensation Committee.

Name	Age	Principal Occupation and Business Experience
Peter P. Gassner	51	Mr. Gassner is one of our founders and has served as our Chief Executive Officer and one of our directors since January 2007. Prior to joining Veeva, Mr. Gassner was Senior Vice President of Technology at salesforce.com, inc., a provider of enterprise cloud computing solutions, from July 2003 to June 2005, where he led the development effort to extend the Salesforce Platform to the enterprise. Prior to his time with salesforce.com, Mr. Gassner was with PeopleSoft from January 1995 to June 2003. At PeopleSoft, he served as Chief Architect and General Manager responsible for development, strategy, marketing and deployment of PeopleTools, the architecture underlying PeopleSoft’s application suite. Mr. Gassner began his career with International Business Machines Corporation (IBM). At IBM, Mr. Gassner conducted research and development on relational database technology, including the DB2 database. Mr. Gassner earned a Bachelor of Science degree in Computer Science from Oregon State University. Our Board of Directors determined that Mr. Gassner should serve as a director based on his position as one of our founders and as our Chief Executive Officer, his extensive experience in general management and software and platform development and his experience in the software industry.

Incumbent Class II Directors Whose Terms Expire in 2018

Name	Age	Principal Occupation and Business Experience
Timothy C. Barabe	63	Mr. Barabe has served as a member of our Board of Directors since September 2015. He retired in 2013 as Executive Vice President and Chief Financial Officer of Affymetrix, Inc. Previously, from July 2006 until March 2010, he was Senior Vice President and Chief Financial Officer of Human Genome Sciences, Inc. Mr. Barabe served as Chief Financial Officer of Regent Medical Limited, a U.K.-based, privately owned, surgical supply company, from 2004 to 2006. He was with Novartis AG from 1982 through August 2004, where he served in a succession of senior executive positions in finance and general management, most recently as the Chief Financial Officer of Sandoz GmbH, the generic pharmaceutical subsidiary of Novartis. Mr. Barabe serves on the board of directors of ArQule, a Boston-based, biotech company, Opexa Therapeutics, Inc., a biopharmaceutical company, Vigilant Biosciences, a private medical device company, and Project Open Hand, a non-profit organization. He received his Bachelor of Business Administration degree in Finance from the University of Massachusetts (Amherst) and his Master of Business Administration from the University of Chicago. Our Board of Directors determined that Mr. Barabe should serve as a director based on his extensive executive experience in the life sciences industry and his experience as a finance executive. Mr. Barabe currently serves on our Audit Committee and Nominating and Governance Committee.

Name	Age	Principal Occupation and Business Experience
Gordon Ritter	51	Mr. Ritter has served as a member of our Board of Directors since May 2008 and serves as chairman of our Board of Directors. Mr. Ritter has been a General Partner at Emergence Capital Partners, a venture capital firm he founded, since June 2002. Prior to founding Emergence, Mr. Ritter was co-founder and Chief Executive Officer of Software As Service, Inc., a web services platform company. Prior to founding Software As Service, Mr. Ritter served as Vice President of the IBM Global Small Business division. Prior to IBM, Mr. Ritter was co-Founder and President of Whistle Communications, Inc., an internet appliance and services platform for small and medium-sized businesses, which was acquired by IBM. Before Whistle, Mr. Ritter was co-Founder and President of Tribe, Inc., a networking infrastructure company. Prior to Tribe, Mr. Ritter was a Vice President of Capital Markets at Credit Suisse First Boston Inc. Mr. Ritter earned a Bachelor of Arts degree in Economics from Princeton University. Our Board of Directors determined that Mr. Ritter should serve as a director based on his extensive business experience in the software and web services industries, his experience in venture capital, and his service as a director of various private companies. Mr. Ritter currently serves on our Compensation Committee.

Incumbent Class I Directors Whose Terms Expire in 2017

Name	Age	Principal Occupation and Business Experience
Paul E. Chamberlain	52

Mr. Chamberlain has served as a member of our Board of Directors since December 2015. Since January 2015, Mr. Chamberlain has operated his own strategic and financial advisory firm, PEC Ventures. From July 1990 to January 2015, Mr. Chamberlain worked at Morgan Stanley, during which time he served as Managing Director for 18 years and as the Co-Head of Global Technology Banking for ten of those years. He also served as a member of the Investment Banking Division’s Operation Committee. Mr. Chamberlain spent the majority of his Morgan Stanley career in the firm’s Menlo Park, California office where he led account teams on financing and strategic transactions for its technology clients. He also serves on the board of directors of TriNet Group, Inc., a provider of human resources solutions, since December 2015. Mr. Chamberlain earned a Bachelor of Arts in History, magna cum laude, from Princeton University and a Master of Business Administration from Harvard Business School. He serves as Chairman of the Strategic Advisory Committee of JobTrain, a non-profit organization based in Menlo Park, California that provides vocational and life skills training, and served on its board of directors for over ten years. Our Board of Directors determined that Mr. Chamberlain should serve as a director based on his extensive experience working with high technology and high growth firms and his financial expertise. Mr. Chamberlain currently serves on our Audit Committee.

Name	Age	Principal Occupation and Business Experience
Paul Sekhri	58	Mr. Sekhri has served as a member of our Board of Directors since July 2014. Since February 2016, Mr. Sekhri has been Operating Partner at Highline Therapeutics, a biotech incubator launched by Versant Ventures. Concurrently and since February 2015, Mr. Sekhri has been President and CEO of Lycera Corp., a biopharmaceutical company. Prior to joining Lycera, Mr. Sekhri was Senior Vice President, Integrated Care at Sanofi S.A., a multinational pharmaceutical company headquartered in France, from April 2014 to January 2015. From May 2013 to March 2014, Mr. Sekhri was Group Executive Vice President, Global Business Development and Chief Strategy Officer at Teva Pharmaceutical Industries, Ltd., a global pharmaceuticals company focusing on the manufacture of generic and proprietary pharmaceutical products headquartered in Israel. From January 2009 to May 2013, Mr. Sekhri was Operating Partner and Head, Biotech Ops Group at TPG Biotech, the life sciences venture arm of the global private investment firm TPG Capital, where he was responsible for a portfolio of more than 50 life sciences companies. From December 2004 to January 2009, Mr. Sekhri was President and CEO of Cerimon Pharmaceuticals, Inc., a pharmaceutical company focusing on auto-immune diseases and pain management. Mr. Sekhri has served as a director of numerous private and public company boards, including Nivalis Therapeutics, Inc. since February 2016, Pharming N.V. since April 2015, Enumeral Biomedical Holdings, Inc. since December 2014, Tandem Diabetes Care Inc. from May 2012 to May 2013, MacroGenics, Inc. from January 2010 to May 2013 and Intercept Pharmaceuticals, Inc. from January 2008 to September 2012. Mr. Sekhri completed post-graduate studies in clinical anatomy and neuroscience at the University of Maryland, School of Medicine and received a Bachelor of Sciences degree in Zoology from the University of Maryland. Our Board of Directors determined that Mr. Sekhri should serve as a director based on his extensive business experience as an executive in the life sciences industry and venture capital experience with respect to the life sciences industry. Mr. Sekhri currently serves on our Nominating and Governance Committee.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our Board of Directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS III

NOMINEES NAMED ABOVE.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has appointed the firm of KPMG LLP, independent registered public accountants, to audit our financial statements for the fiscal year ending January 31, 2017. KPMG LLP has audited our financial statements since the fiscal year ended January 31, 2010.

Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Veeva and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2017. Our Audit Committee is submitting the selection of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KPMG LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by KPMG LLP during the years ended January 31, 2016 and 2015:

	2016	2015
Audit Fees(1)	$1,765,060	$1,346,737
Audit-Related Fees(2)	10,000	155,000
Tax Fees(3)	1,500	163,233
All Other Fees	—	—

Total Fees	$1,776,560	$1,664,970

(1)	Audit fees: This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, attest services related to Section 404 of the Sarbanes-Oxley Act of 2002 and audit services provided in connection with other regulatory or statutory filings for which we have engaged KPMG LLP.
(2)	Audit-related fees: This category represents fees for professional services provided in connection with our follow-on offering of Class A common stock completed in March 2014, which included review of our quarterly consolidated financial information included in our registration statement on Form S-1 filed with the SEC, as well as comfort letters, consents and review of documents filed with the SEC for which we have engaged KPMG LLP.
(3)	Tax fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit

Committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2017.

CORPORATE GOVERNANCE

Code of Conduct

Our Board of Directors has adopted a Code of Conduct that applies to all of our directors, employees and officers, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Conduct is posted on the Investors portion of our website at http://ir.veeva.com. We intend to disclose any future amendments to, or waiver of, our Code of Conduct, at the same location on our website identified above.

Board Composition

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of six members. Five of our directors are independent within the meaning of the listing standards of the New York Stock Exchange (NYSE). Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our Class A common stock is listed on the NYSE. The listing standards of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE. The independent members of our Board of Directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of Messrs. Barabe, Chamberlain and Codd qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

Pursuant to our Corporate Governance Principles, our Board of Directors may separate or combine the roles of the Chairman of the Board of Directors and Chief Executive Officer when and if it deems it advisable and in our best interests and in the best interests of our stockholders to do so. We currently separate the positions of Chairman and Chief Executive Officer. Our Board of Directors is currently chaired by Mr. Ritter. Separating the positions of Chief Executive Officer and Chairman allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead our Board of Directors in its fundamental role of providing independent advice to, and oversight of, management. Our Board of Directors believes that having an independent director serve as Chairman is the appropriate leadership structure for us at this time. Mr. Ritter, as our Chairman, presides over separate regularly scheduled executive session meetings at which only independent directors are present. Our Corporate Governance Principles are posted on the Investors portion of our website at http://ir.veeva.com.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Board of Directors and its committees set schedules for meeting throughout the year and also hold special meetings and act by written consent from time to time, as appropriate. Our Board of Directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full Board of Directors. Each member of each committee of our Board of Directors qualifies as an independent director in accordance with NYSE listing standards. Each committee of our Board of Directors has a written charter approved by our Board of Directors. Copies of each charter are posted on the Investors portion of our website at http://ir.veeva.com.

Audit Committee

During our fiscal year ended January 31, 2016, our Audit Committee held nine meetings. The members of our Audit Committee are Messrs. Barabe, Chamberlain and Codd, each of whom is a non-employee member of our Board of Directors and can read and understand fundamental financial statements. Messrs. Barabe, Chamberlain and Codd are each independent under the rules and regulations of the SEC and the listing standards of the NYSE applicable to Audit Committee members. Mr. Codd serves as chair of our Audit Committee. Our Board of Directors has determined that Mr. Codd’s service on the audit committee of three other public company boards of directors will not impair his ability to serve effectively on our Audit Committee. Our Board of Directors has also determined that Messrs. Barabe, Chamberlain and Codd qualify as audit committee financial experts within the meaning of SEC regulations and meet the financial sophistication requirements of the NYSE. The designation does not impose on Messrs. Barabe, Chamberlain and Codd any duties, obligations or liabilities that are greater than are generally imposed on any other member of our Audit Committee and our Board of Directors.

The Audit Committee oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and processes and the adequacy, effectiveness of our internal controls and the performance of our internal audit function. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our Audit Committee before we enter into them, as required by applicable rules and NYSE listing standards.

Compensation Committee

During our fiscal year ended January 31, 2016, our Compensation Committee held five meetings. The members of our Compensation Committee are Messrs. Codd and Ritter, each of whom is a “non-employee” director under Rule 16b-3 of the Exchange Act, an “outside director” under applicable tax (IRC Section 162(m))

rules and each of whom our Board of Directors has determined qualify as independent under Rule 10C of the Exchange Act and related NYSE listing standards. Mr. Ritter serves as chair of our Compensation Committee. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to executive compensation policies and programs. Among other things, specific responsibilities of our Compensation Committee include evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer’s compensation. The Compensation Committee also determines the compensation of our other executive officers in consultation with our Chief Executive Officer. In addition, our Compensation Committee administers our stock-based compensation plans, including granting equity awards and approving modifications of such awards. Our Compensation Committee also reviews and approves various other compensation policies and matters and has both the authority to engage its own advisors to assist it in carrying out its function and the responsibility to assess the independence of such advisors in accordance with SEC rules and NYSE listing standards.

Our Compensation Committee has delegated to the non-executive equity committee, consisting of our Chief Executive Officer, the authority to approve equity grants within certain guidelines, which include a prohibition on the approval of equity grants to our executive officers. Our Chief Executive Officer, Chief Financial Officer and General Counsel assist our Compensation Committee in carrying out its functions, although they do not participate in deliberations or decisions with respect to their own compensation. During our fiscal year ended January 31, 2016, our Compensation Committee engaged the services of Compensia, Inc., a compensation consulting firm, to advise it regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Compensia reports directly to the Compensation Committee. Compensia does not provide any services to us other than the services provided to the Compensation Committee. Our Compensation Committee believes that Compensia does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or NYSE listing standards.

Nominating and Governance Committee

During our fiscal year ended January 31, 2016, our Nominating and Governance Committee held two meetings. The members of our Nominating and Governance Committee are Messrs. Barabe and Sekhri, each of whom is a non-employee member of our Board of Directors. Messrs. Barabe and Sekhri are each independent under the listing standards of the NYSE applicable to Nominating and Governance Committee members. Mr. Barabe serves as chair of our Nominating and Governance Committee. The Nominating and Governance Committee oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our Board of Directors and evaluates the performance of our Board of Directors and individual directors. Our Nominating and Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our governance practices and making recommendations to our Board of Directors concerning corporate governance matters.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended January 31, 2016, our Compensation Committee consisted of Messrs. Codd and Ritter. None of our executive officers serves, or served during our fiscal year ended January 31, 2016, as a member of the Board of Directors or Compensation Committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

Meetings of the Board of Directors

Our Board of Directors met six times during our fiscal year ended January 31, 2016. Other than Mr. Sekhri, no director attended fewer than 75%, in the aggregate, of the total number of meetings of the Board of Directors and the total number of committee meetings of which he was a member during our fiscal year ended January 31, 2016. Mr. Sekhri attended ten, in the aggregate, of the 15 meetings of the Board of Directors and committees of which he was a member.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled Board of Directors meeting in order to facilitate attendance by the members of our Board of Directors. Last year, each member of our Board of Directors attended our annual meeting of stockholders.

Stockholder Recommendations for Nominations to the Board of Directors

Our Nominating and Governance Committee has adopted Policies and Procedures for Director Candidates. Stockholder recommendations for candidates to our Board of Directors must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination, must be directed in writing to Veeva Systems Inc., 4280 Hacienda Drive, Pleasanton, California 94588, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years and evidence of the recommending person’s ownership of our capital stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the Board of Directors, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, other commitments and the like, personal references and an indication of the candidate’s willingness to serve.

Board Oversight of Risk

One of the key functions of our Board of Directors is informed oversight of our risk management process. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. Our Board of Directors administers its oversight function directly as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. For example, our Audit Committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, as well as overseeing our internal audit function, which focuses on these and other enterprise risks; our Compensation Committee oversees major risks associated with our compensation policies and programs; and our Nominating and Governance Committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our Board of Directors and director succession planning.

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to the Board of Directors or to the particular member of the Board of Directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder or interested party communication. All such communications will be forwarded to the director or directors to whom the communications are addressed.

Director Compensation

The following table sets forth information about the compensation of the non-employee members of our Board of Directors who served as a director during our fiscal year ended January 31, 2016. Other than as set forth in the table and described more fully below, during our fiscal year ended January 31, 2016, we did not pay any fees to, make any equity awards or non-equity awards to or pay any other compensation to the non-employee members of our Board of Directors. Mr. Gassner, our Chief Executive Officer, receives no compensation for his service as a director and is not included in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Total ($)
Mark Armenante(5)	37,667	233,014	270,681
Timothy C. Barabe(6)	20,833	131,250	152,083
Paul E. Chamberlain(7)	8,333	87,490	95,824
Ronald E.F. Codd	67,000	233,014	300,014
Gordon Ritter	78,667	233,014	311,681
Paul Sekhri	48,583	233,014	281,597

(1)	Includes the annual retainers paid to each director (including the annual retainers for committee membership), the annual retainers paid to the chairperson of each committee and to our non-executive chairman or lead independent director.
(2)	Represents the aggregate grant date fair value of restricted stock units (“RSUs”) and stock options granted to the director during fiscal 2016, computed in accordance with FASB ASC Topic No. 718. See note 11 of the notes to our consolidated financial statements included in our annual report on Form 10-K filed on March 31, 2016 for a discussion of the assumptions made by us in determining the grant date fair values of our equity awards.
(3)	As of January 31, 2016, the above-listed non-employee directors held outstanding options to purchase shares of our Class A common stock as follows: Mr. Armenante — 0; Mr. Barabe — 0; Mr. Chamberlain — 0; Mr. Codd — 40,000; Mr. Ritter — 40,000; and Mr. Sekhri — 80,000. As of January 31, 2016, Mr. Codd also held an outstanding option to purchase 146,250 shares of Class B common stock which represents the unexercised portion of an option granted in March 2012 for 312,500 shares of Class B common stock. The option vests over a five-year period, commencing on February 15, 2012, with 20% of the option shares vested on February 15, 2013 and the remaining shares vesting in equal monthly installments over four years thereafter. If we are subject to a change in control before Mr. Codd’s service as a director terminates, then the vested portion of the stock option will be determined by adding 24 months to his time of actual service. Notwithstanding the vesting schedule, the option was immediately exercisable in full as of the date of the grant, with the shares underlying the option subject to a lapsing right of repurchase until vested in favor of us at the exercise price.
(4)	As of January 31, 2016, the above-listed non-employee directors held outstanding RSUs under which the following number of shares of our Class A common stock were issuable: Mr. Armenante — 0; Mr. Barabe — 3,465; Mr. Chamberlain — 3,097; Mr. Codd — 0; Mr. Ritter — 0; and Mr. Sekhri — 0.
(5)	Mr. Armenante resigned from our Board of Directors effective September 9, 2015.
(6)	Mr. Barabe joined our Board of Directors effective September 9, 2015.
(7)	Mr. Chamberlain joined our Board of Directors effective December 16, 2015.

Non-Employee Director Compensation Plan

Prior Compensation Plan

Prior to the amendment of our Non-Employee Director Compensation Plan in September 2015, each non-employee member of our Board of Directors received an annual cash retainer of $40,000 paid quarterly and the non-executive chairman or lead independent director received an additional annual cash retainer of $20,000 paid quarterly. Non-employee members of the Audit Committee, Compensation Committee and Nominating and Governance Committee received an annual cash retainer of $9,000, $7,000 and $4,000, respectively, paid quarterly with the chairs of those committees receiving an annual cash retainer of $20,000, $15,000 and $7,500, respectively, paid quarterly.

Additionally, non-employee members of our Board of Directors also received grants of non-statutory stock options under the 2013 Equity Incentive Plan both upon joining the Board and on the date of each annual meeting of stockholders. The initial grant would be in an amount and with a vesting scheduled determined by our Board of Directors and with an exercise price equal to the fair market value of our Class A common stock on the grant date. The annual grant would be for 20,000 shares of our Class A common stock, vesting in full on the one-year anniversary of the grant date and having an exercise price equal to the fair market value of our Class A common stock on the grant date.

Amended Compensation Plan

Effective September 9, 2015 for Messrs. Barabe and Chamberlain and effective at the 2016 annual meeting of stockholders for Messrs. Codd, Ritter and Sekhri, each non-employee member of the Board of Directors receives an annual cash retainer of $50,000, paid quarterly.

Non-employee members of the Board also receive issuances of RSUs under the 2013 Equity Incentive Plan. On the date of each annual meeting of our stockholders, each non-employee director who is serving on the Board of Directors as of such date will be issued RSUs valued at $150,000 of our Class A common stock. In addition, the non-executive chairman or lead independent director will receive an additional issuance of RSUs valued at $50,000 of our Class A common stock. Non-employee members of the Audit Committee and Compensation Committee will be issued RSUs valued at $25,000 and $12,500, respectively, of our Class A common stock with the chairs of those committees issued RSUs valued at $50,000 and $25,000, respectively, of our Class A common stock. Such annual grants vest quarterly over one year and are valued on the grant date. New directors will receive cash and equity compensation on a pro-rated basis to coincide with our annual director compensation period, which begins in the month of our annual meeting stockholders.

We have a policy of reimbursing directors for their reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings.

EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of April 30, 2016:

Name	Age	Position(s)
Peter P. Gassner	51	Chief Executive Officer and Director
Matthew J. Wallach	43	President
Timothy S. Cabral	48	Chief Financial Officer
E. Nitsa Zuppas	46	Chief Marketing Officer
Alan V. Mateo	54	Executive Vice President, Global Sales
Jonathan (“Josh”) W. Faddis	44	Senior Vice President, General Counsel and Corporate Secretary
Frederic Lequient	47	Senior Vice President, Global Customer Services

Peter P. Gassner. See biographical information set forth above under “Proposal One — Election of Directors — Information Regarding the Nominees and Other Directors.”

Matthew J. Wallach is one of our founders and has served in various senior executive roles since joining Veeva in March 2007. He currently serves as our President and prior to that served as our Chief Strategy Officer from September 2010 to August 2013. Between April 2005 and March 2007, Mr. Wallach served as Chief Marketing Officer at Health Market Science, Inc., a supplier of healthcare data solutions. From January 2004 to December 2004, Mr. Wallach served as Vice President of Marketing and Product Management at IntelliChem, Inc., a provider of scientific content management solutions. Mr. Wallach was previously the General Manager of the Pharmaceuticals & Biotechnology division at Siebel Systems, Inc., a customer relationship management software company, from August 1998 to December 2003. Mr. Wallach earned a Bachelor of Arts degree in Economics from Yale University and a Master of Business Administration from the Harvard Business School.

Timothy S. Cabral has served as our Chief Financial Officer since February 2010. Prior to joining Veeva, Mr. Cabral served as Chief Financial Officer and Chief Operations Officer for Modus Group, LLC, a wireless solutions and services company, from February 2008 to February 2010 and served as Chief Financial Officer and Vice President of Operations for Agistics, Inc., an employee management services company, from March 2005 to June 2007. Mr. Cabral previously spent more than seven years at PeopleSoft, beginning in November 1997, where he held various positions, including Vice President of Products & Technology Finance and Senior Director of Corporate FP&A. Mr. Cabral earned a Bachelor of Science degree in Finance from Santa Clara University and a Master of Business Administration from the Leavey School of Business at Santa Clara University.

E. Nitsa Zuppas has served as our Chief Marketing Officer since March 2013. Prior to joining Veeva, Ms. Zuppas served as Chief Marketing Officer for First Virtual Group, a diversified holding company with global interests in real estate, agribusiness, philanthropy, and global financial asset management, and Executive Director of the Siebel Foundation from February 2006 to March 2013. From March 1998 to January 2006, Ms. Zuppas served in a number of executive roles at Siebel Systems, including Director, Product Marketing, Senior Director, Investor Relations, General Manager, Siebel Retail, and Vice President, Marketing. Ms. Zuppas earned a Bachelor of Arts degree in Art History from California State University.

Alan V. Mateo has served as our Executive Vice President, Global Sales since April 2015. Prior to joining Veeva, Mr. Mateo served in various executive roles at Medidata Solutions, Inc., a provider of a platform of cloud-based solutions for life sciences, from March 2005 to February 2015, including as Executive Vice President of Field Operations from January 2014 to February 2015. Before Medidata, Mr. Mateo spent 11 years at PeopleSoft, where his responsibilities included product lines sales, sales operations and the integration of JD Edwards into PeopleSoft’s global sales organization. Prior to PeopleSoft, Mr. Mateo was northeast sales director for Red Pepper Software Co., a provider of supply chain management planning application software, and a major account executive at JD Edwards. Mr. Mateo earned a Bachelor of Science in both Computer Science and Marketing from Juniata College.

Jonathan (“Josh”) W. Faddis has served as our Senior Vice President since April 2016 and General Counsel since September 2012. Mr. Faddis has also served as our Corporate Secretary since May 2013. Prior to joining Veeva, Mr. Faddis served in various roles at Taleo Corporation, a software-as-a-service provider of human capital management solutions, beginning in June 2001 through April 2012, including Senior Vice President, General Counsel, and Corporate Secretary. Prior to joining Taleo, Mr. Faddis conducted intellectual property and business litigation at Fulbright & Jaworski LLP and served as a Judicial Clerk for the Honorable Justice Craig Enoch, Supreme Court of the State of Texas. Mr. Faddis earned a Bachelor of Science in Agricultural Economics from Texas A&M University and a Juris Doctor degree from the Georgetown University Law Center.

Frederic Lequient has served as our Senior Vice President, Global Customer Services since February 2016. Prior to joining Veeva, Mr. Lequient served as Vice President, Customer Success at PubMatic, Inc., a marketing automation software platform company, from April 2015 to December 2015. From April 2014 to January 2015, Mr. Lequient served as Senior Vice President, Customer Success at FollowAnalytics, Inc., a provider of a mobile marketing automation and engagement platform. From April 2012 to April 2014, Mr. Lequient served as Group Vice President, Consulting at Oracle Corporation, an enterprise software company. From September 1999 to April 2012, Mr. Lequient served in various roles at Taleo, including as Vice President, Field Solutions and Business Development. Mr. Lequient earned a Bachelor of Engineering in Industrial Engineering from Université de Montréal — Ecole polytechnique de Montréal.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis.

This compensation discussion and analysis reviews and discusses our compensation programs and policies for our fiscal year ended January 31, 2016 for the following individuals:

•	Peter P. Gassner, Chief Executive Officer and Director

•	Timothy S. Cabral, Chief Financial Officer

•	Frank Defesche, former Senior Vice President, Global Customer Services, who is no longer an executive officer but has assumed another role within Veeva effective March 23, 2016

•	Alan Mateo, Executive Vice President, Global Sales

•	E. Nitsa Zuppas, Chief Marketing Officer

We refer to these executive officers collectively in this Compensation Discussion and Analysis (CD&A) and the accompanying compensation tables as our “named executive officers” or “NEOs.” More detailed information about the compensation provided to our NEOs for our fiscal year ended January 31, 2016 (fiscal 2016) is set forth in the Summary Compensation Table and other tables that follow this section, as well as the accompanying footnotes and narratives relating to those tables. This CD&A also discusses our executive compensation philosophy, objectives and design; how and why our Compensation Committee arrived at the compensation decisions and actions involving our executive team, including the NEOs, with respect to compensation paid for our fiscal 2016; the role of Compensia, our Compensation Committee’s outside compensation consultant; the peer group used in evaluating executive officer compensation; individual components of our executive compensation programs; and certain other policies affecting executive compensation at Veeva.

Executive Compensation Philosophy, Objectives and Components

We operate in the software/technology industry and face a highly competitive environment for top-level executive talent. It is critical to accomplishing our business objectives that we are able to attract and retain talented executives whose skills and experience enable them to contribute to our long-term success. As such, the principal objectives and philosophy of our executive compensation programs are to attract, fairly compensate, appropriately incentivize and retain our executives in a manner that aligns their long-term interests with those of our stockholders. The primary components of our compensation programs for our NEOs are base salary and stock options and, with respect to certain NEOs, restricted stock units (RSUs) and variable cash compensation.

Role of Compensation Committee, Management and Compensation Consultant

Role of Compensation Committee. Our Board of Directors has established a Compensation Committee to discharge its responsibilities relating to our executive compensation policies and programs. Our Compensation Committee evaluates the performance of our Chief Executive Officer and determines his compensation. The Compensation Committee also determines the compensation of our other executive officers in consultation with our Chief Executive Officer. In making its decisions, our Compensation Committee considers such matters as the members deem appropriate, including our financial and operating performance, the performance of our Class A common stock, factors specific to individual officers such as their individual achievements and retention concerns, our operational goals, and the comparative compensation data described below. From time to time, our Board of Directors approves equity grants to our executive officers upon the recommendation of the Compensation Committee, although our Compensation Committee is also authorized to approve such grants. Our Compensation Committee has delegated authority to our Chief Executive Officer to make certain routine equity award grants, as described below. For additional information on the Compensation Committee, see “Committees of the Board of Directors — Compensation Committee” elsewhere in this proxy statement.

Role of Management. Members of management, including our Chief Executive Officer, Chief Financial Officer and our General Counsel, work with our Compensation Committee and often attend the Compensation Committee meetings. Members of management also make presentations to our Compensation Committee regarding our equity grants and the adequacy of the remaining equity pool to achieve retention objectives. Although our Chief Executive Officer participates in the discussion and decisions relating to the compensation of our other executive officers, he does not participate in the decision-making process with respect to his own compensation. Our Chief Executive Officer comprises the Non-Executive Equity Committee, to which our Compensation Committee has delegated authority to make routine equity award grants to newly-hired, non-officer-level employees, as well as promotional and refresh equity award grants to non-officer-level employees, all within certain share parameters established and reviewed from time to time by the Compensation Committee.

Role of Compensation Consultant. Our Compensation Committee has the authority to engage its own advisers to assist it in performing its duties, and we pay the fees charged by such advisors. Compensia has been engaged to assist the Compensation Committee in its decision-making process by providing information on competitive market compensation practices, identifying a peer group against which to compare our compensation programs, providing information including market data on our outside director compensation program and supplying such other information and recommendations as the Compensation Committee may from time to time to request.

Peer Group and Competitive Data

In making compensation decisions for our NEOs for fiscal 2016, our Compensation Committee considered data supplied by Compensia on the compensation of executives at the peer companies listed below. Our Compensation Committee believes it is useful to review this comparative data when evaluating our executive compensation programs and making compensation decisions for our NEOs. While it uses this data as a reference point, the Compensation Committee does not feel it necessary at this stage to mirror the compensation provided by these other companies or to target any specific percentile or range of percentiles for cash, incentive, equity or total compensation for our executive officers relative to these peer companies.

At the end of fiscal 2014, Compensia recommended a peer group, which our Compensation Committee accepted. Compensia evaluates our peer group annually, and no changes have been made to this peer group since fiscal 2014. Our Compensation Committee considered the peer group’s compensation practices data for compensation decisions during and with respect to fiscal 2016. The peer group consisted of the following companies, which our Compensation Committee has determined are appropriate based upon industry, revenue, market cap, profitability and headcount:

Aspen Technology	athenahealth	CommVaultSystems	Concur Technologies(1)

Cornerstone OnDemand	Guidewire Software	Infoblox	Medidata Solutions

NetSuite	Palo Alto Networks	Qlik Technologies	ServiceNow

SolarWinds	Splunk	Tableau Software	The Ultimate Software Group

Workday

(1)	SAP SE completed its acquisition of Concur Technologies, Inc. in December 2014.

Advisory Votes on Compensation

We submitted two non-binding proposals to our stockholders at the annual meeting of stockholders in 2015. These proposals consisted of an advisory vote to approve the compensation of the NEOs as disclosed in the proxy statement (say-on-pay vote) and an advisory vote on the frequency of future say-on-pay votes (frequency vote). In accordance with the results of the 2015 frequency vote, we are conducting say-on-pay votes every three years. As a result, we will hold our second advisory say-on-pay vote at the annual meeting of stockholders in 2018 and our next frequency vote no later than the annual meeting of stockholders in 2021.

Approximately 99.9% of the votes cast were cast in favor of the advisory say-on-pay vote at the annual meeting of stockholders in 2015. After considering this result and following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation. The Compensation Committee intends to continue to monitor stockholder concerns, including the results of the say-on-pay votes, in making future decisions affecting the compensation of the NEOs.

Principal Elements of Compensation

The compensation of our NEOs for fiscal 2016 consisted of base salary and stock options (including stock options granted in prior fiscal years that continued vesting during fiscal 2016) and, with respect to certain NEOs, RSUs and variable cash compensation. The relative proportion of these components have not been dictated by any particular formula, and the mix and amount of compensation elements has been and will continue to be within the discretion and business judgment of our Compensation Committee.

With respect to our chief executive officer and our chief financial officer, as well as an additional executive officer and co-founder who is not an NEO for fiscal 2016, our Compensation Committee purposefully emphasized long-term incentive compensation in the form of stock options to align the officers’ long-term interests with those of our stockholders. Prior to completing our initial public offering (IPO) in 2013, our Compensation Committee determined to maintain through the IPO and for some time thereafter a straight-forward executive compensation program for these executives that would continue to foster an ownership mentality by emphasizing long-term equity compensation, in the form of stock options, over cash compensation. We do not currently provide these executive officers any form of compensation other than base salary, which is the same for each of these executives, and the stock options granted prior to our IPO. To date, our Compensation Committee is of the view that this compensation approach is appropriate for these most senior executive officers.

Compensation for our other NEOs consists of base salary, stock options, RSUs and, in the case of our former Senior Vice President, Global Customer Services, a cash bonus based on the achievement of profitability goals. Our Compensation Committee has structured these compensation programs to attract new senior executives, provide competitive levels of more liquid and less volatile compensation through base salary and RSUs, continue to foster an ownership mentality and alignment with the long-term interests of stockholders through the use of RSUs and stock options and encourage the achievement of key operational goals.

Base Salary. We provide base salaries to our NEOs to compensate them for services rendered on a day-to-day basis and to provide sufficient fixed cash compensation to allow them to fund their personal and household expenses while remaining focused on their responsibilities to Veeva. Our Compensation Committee reviewed base salary levels in fiscal 2016 and determined not to change those levels for any NEO. Base salaries paid to our NEOs for fiscal 2016 are reflected in the Summary Compensation Table below. We expect that our Compensation Committee will generally review base salary levels annually and may review them more frequently, for example in connection with a promotion.

Annual Cash Incentive Bonuses. Our Compensation Committee determined in fiscal 2016 not to establish a broadly applicable short-term cash incentive bonus program for our NEOs in part based on our view that our reliance on equity compensation adequately facilitates the achievement of corporate operational goals and aligns the NEO with long-term stockholder interest. However, in order to encourage the maintenance of a profitable professional services business, Mr. Defesche, our former Senior Vice President, Global Customer Services, received variable cash compensation equal to 1% of global professional services profit, excluding professional services associated with certain new product lines. Information about Mr. Defesche’s variable cash compensation for fiscal 2016 is included in the Summary Compensation Table below.

Equity Awards. We grant stock options and RSUs from time to time to employees, including our NEOs, under our stock plans. Stock options allow our executive officers to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant. Our options typically have a five-year vesting schedule. Our Compensation Committee believes that options are inherently performance-based because the holder benefits only if our stock price increases following the option grant date, aligning the option holder’s interest closely with those of our stockholders. RSUs provide that shares will be issued upon satisfaction of service period vesting conditions, typically over a four-year vesting schedule. Our Compensation Committee believes that a grant of RSU awards serves as an effective retention tool for our executive officers because unvested awards are forfeited if an executive officer voluntarily leaves us before the awards have vested and because they have a more readily ascertainable cash value and liquidity. We believe that the combination of stock options and RSUs in our long-term equity program emphasizes an ownership culture and rewards our executives for growing Veeva and our business.

In keeping with the compensation approach applied to our Chief Executive Officer and Chief Financial Officer described above, equity awards were last granted to these officers in March 2013 in the form of stock options. Information about these stock options can be found in the Outstanding Equity Awards at Fiscal 2016 Year-End table below. Neither our Chief Executive Officer nor our Chief Financial Officer has been granted any additional equity awards since 2013.

In fiscal 2016, our Board of Directors granted RSUs to Mr. Defesche and Ms. Zuppas in order to provide competitive compensation using a more liquid and less volatile means as compared to stock option grants. In fiscal 2016 and in connection with joining Veeva, our Compensation Committee granted Mr. Mateo stock options and RSUs. Details regarding fiscal 2016 equity awards to these NEOs is set forth in the Summary Compensation Table and Fiscal 2016 Grants of Plan-Based Awards table below.

Perquisites, Retirement and Other Benefits. We generally do not provide perquisites or other benefits to our NEOs other than those available to employees generally. We have established a 401(k) tax-deferred savings plan, which permits participants, including our NEOs, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (Code). We are responsible for administrative costs of the 401(k) plan. We may, at our discretion, make matching contributions to the 401(k) plan. No employer contributions have been made to date.

Severance and Change in Control Benefits. None of our NEOs is currently eligible for any severance or change in control-related benefits.

Other Compensation-Related Policies

Executive Officer Recoupment Policy

We have not adopted a policy on whether we will make retroactive adjustments to any cash or equity-based incentive compensation paid to the NEOs (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our Compensation Committee anticipates adopting a recoupment policy during fiscal 2017 and, in the meantime, we intend to comply with all applicable laws and regulations requiring any adjustments to or recovery of incentive compensation.

Stock Ownership Guidelines; Trading and Hedging Policies

Our Corporate Governance Principles encourage our executive officers to own Veeva stock. We do not, however, have stock ownership guidelines for our executive officers that require ownership of a specific amount of Veeva stock because our Compensation Committee believes that the stock and option holdings of our executive officers are sufficient at this time to align their interests with those of our stockholders. However, we continue to evaluate the usefulness and appropriateness of such guidelines from time to time. Our executive officers are subject to our insider trading policy that prohibits, among other things, hedging transactions in our common stock as well as pledging of our securities.

Compensation Policies and Practices as They Relate to Risk Management

Our Compensation Committee has reviewed our compensation-related risks and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on Veeva, since our straight-forward executive compensation program continues to foster an ownership mentality by emphasizing long-term equity compensation over cash compensation.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code, or the Code, will limit the amount that we may deduct from our federal income taxes for remuneration paid to our executive officers to one million dollars per executive officer per year, unless certain requirements are met. Section 162(m) provides an exception from this deduction limitation for certain forms of “performance-based compensation,” as well as for the gain recognized by executive officers upon the exercise of qualifying compensatory stock options. Gain from settlement of restricted stock units and bonus payments to executives may not be tax deductible. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, our Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, our Compensation Committee has not adopted a policy that requires that all compensation be deductible.

No Gross-ups of Parachute Payments and Deferred Compensation

We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal 2016, and we have not agreed and are not otherwise obligated to provide any NEOs with such a “gross-up” or other reimbursement.

Accounting Treatment

We account for stock compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including stock options and RSUs, over the period during which the award recipient is required to perform services in exchange for the award (for executive officers, generally the four- or five-year vesting period of the award). We estimate the fair value of stock options granted using the Black-Scholes option-valuation model “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below.

Compensation Committee Report(1)

Our Compensation Committee establishes the compensation programs for our named executive officers. In connection with such responsibility, our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement.

In reliance on the review and discussions referred to above, our Compensation Committee has recommended to our board of directors that this Compensation Discussion and Analysis be incorporated by reference into the Annual Report on Form 10-K for the year ended January 31, 2016 and included in this proxy statement.

Gordon Ritter, Chair

Ronald E.F. Codd

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, other than our Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

The following table provides information concerning the compensation paid to our Chief Executive Officer, our Chief Financial Officer and our next three most highly compensated executive officers for fiscal 2016. No disclosure is provided for persons for years in which the executive officer was not an NEO.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Peter P. Gassner	2016	275,000	—		—	—	275,000
Chief Executive Officer	2015	275,000	—		—	—	275,000
	2014	270,833	—		—	7,912,742	8,183,575
Timothy S. Cabral	2016	275,000	—		—	—	275,000
Chief Financial Officer	2015	275,000	—		—	—	275,000
	2014	272,917	—		—	3,080,907	3,353,823
Frank Defesche(2)	2016	300,000	214,626	(3)	210,960	—	725,586
Former Senior Vice President, Global Customer Services
Alan V. Mateo(4)	2016	221,058	—		944,650	6,266,000	7,431,708
Executive Vice President, Global Sales
E. Nitsa Zuppas	2016	275,000	—		848,560	—	1,123,560
Chief Marketing Officer

(1)	The amounts reported in these columns represent the aggregate grant date fair value of restricted stock unit awards (“RSUs”) and options to purchase shares of our Class A and Class B common stock, as applicable, computed in accordance with FASB ASC Topic No. 718. See note 11 of the notes to our consolidated financial statements included in our annual report on Form 10-K filed on March 31, 2016 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. These amounts do not purport to reflect the value that will be recognized by the NEOs upon sale of the underlying securities.
(2)	Effective March 23, 2016, Mr. Defesche ceased to be an executive officer in the role of Senior Vice President, Global Customer Services and has assumed another role within Veeva.
(3)	Mr. Defesche received variable cash compensation equal to 1% of global professional services profit, excluding professional services associated with certain new product lines.
(4)	Mr. Mateo joined Veeva as Executive Vice President, Global Sales on April 13, 2015.

Fiscal 2016 Grants of Plan-Based Awards

The following table sets forth certain information regarding each plan-based award granted to our NEOs during fiscal 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Peter P. Gassner	—	—		—		—	—
Timothy S. Cabral	—	—		—		—	—
Frank Defesche	3/23/2015	8,000	(2)	—		—	210,960
Alan V. Mateo	5/1/2015	—		500,000	(3)	26.99	6,266,000
	5/1/2015	35,000	(4)	—		—	944,650
E. Nitsa Zuppas	3/25/2015	8,000	(2)	—		—	205,600
	4/27/2015	24,000	(2)	—		—	642,960

(1)

The amounts reported represent the aggregate grant date fair value computed in accordance with FASB ASC Topic No. 718. See note 11 of the notes to our consolidated financial statements included in our annual report on Form 10-K filed on March 31, 2016 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. These amounts do not purport to reflect the value that will be recognized by the NEOs upon sale of the underlying securities.
(2)	Mr. Defesche’s and Ms. Zuppas’s RSUs vest quarterly over four years, with 6.25% vesting per quarter, following the vesting commencement date of March 1, 2015.
(3)	Mr. Mateo’s stock options vest over five years, with 20% of the shares subject to the award vested on April 13, 2016 and 1/60th of the total shares vesting equally on a monthly basis thereafter.
(4)	Mr. Mateo’s RSUs vest quarterly over five years, with 1/20th vesting per quarter, following the vesting commencement date of April 13, 2015.

Outstanding Equity Awards at Fiscal 2016 Year-End

The following table sets forth information regarding each unexercised option and all RSUs held by each of our NEOs as of January 31, 2016.

The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

	Grant Date	Option Awards					Stock Awards
Name		Number of Securities Underlying Unexercised Options Vested (#)	Number of Securities Underlying Unexercised Options Unvested (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares of Stock that Have Not Vested ($)(1)
Peter P. Gassner	3/10/2013	611,111	2,722,222	(2)	3.92	3/9/2023	—		—
Timothy S. Cabral	2/24/2010	45,000	—		0.13	2/23/2020	—		—
	3/10/2013	80,111	822,222	(2)	3.92	3/9/2023	—		—
Frank Defesche	3/25/2011	10,000	60,000	(3)	0.44	3/24/2021	—		—
	3/10/2013	—	150,000	(2)	3.92	3/9/2023	—		—
	3/23/2015	—	—		—	—	6,500	(4)	156,650
Alan V. Mateo	5/1/2015	—	500,000	(5)	26.99	4/30/2025	—		—
	5/1/2015	—	—		—	—	29,750	(6)	716,975
E. Nitsa Zuppas	3/26/2013	8,334	86,666	(7)	3.92	3/25/2023	—		—
	3/15/2014	35,000	60,017	(8)	32.26	3/14/2024	—		—
	3/25/2015	—	—		—	—	6,500	(4)	156,650
	4/27/2015	—	—		—	—	19,500	(4)	469,950

(1)	Computed in accordance with SEC rules as the number of unvested RSUs multiplied by the closing market price of our Class A common stock at the end of fiscal 2016, which was $24.10 on January 29, 2016 (the last trading day of fiscal 2016).
(2)	The stock options vest monthly over a five-year period following the vesting commencement date. The vesting commencement dates for the option grants are February 1 of 2015, 2014 and 2016 for Messrs. Gassner, Cabral and Defesche, respectively.
(3)	Mr. Defesche’s stock option vests over five years, with 20% of the shares subject to the award vested on January 21, 2013, and 1/60th of the total shares vesting equally on a monthly basis thereafter.
(4)	Mr. Defesche’s and Ms. Zuppas’s RSUs vest quarterly over four years, with 6.25% vesting per quarter, following the vesting commencement date of March 1, 2015.
(5)	Mr. Mateo’s stock options vest over five years, with 20% of the shares subject to the award vested on April 13, 2016, and 1/60th of the total shares vesting equally on a monthly basis thereafter.
(6)	Mr. Mateo’s RSUs vest quarterly over five years, with 1/20th vesting per quarter, following the vesting commencement date of April 13, 2015.
(7)	Ms. Zuppas’s stock options vest over five years, with 20% of the shares subject to the award vested on March 18, 2014, and 1/60th of the total shares vesting equally on a monthly basis thereafter.

(8)	Ms. Zuppas’s stock options vest monthly over a five-year period following the vesting commencement date of April 1, 2014.

Fiscal 2016 Option Exercises and Stock Vested

The following table shows the number of shares acquired upon exercise of options by each NEO during fiscal 2016 and the number of RSUs held by each NEO that vested during fiscal 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Peter P. Gassner	—	—	—	—
Timothy S. Cabral	288,000	6,688,100	—	—
Frank Defesche	65,000	1,691,688	1,500	39,435
Alan V. Mateo	—	—	5,250	135,363
E. Nitsa Zuppas	68,000	1,617,005	6,000	157,740

(1)	The value realized is based on the fair market value of our Class A common stock on the date of exercise minus the exercise price.
(2)	The value realized on vesting is calculated by multiplying the number of RSUs by the underlying value of a share of our Class A common stock on the vesting date.

Fiscal 2016 Potential Payments Upon Termination or Change in Control

We have entered into offer letters with each of Messrs. Gassner, Cabral, Defesche and Mateo and Ms. Zuppas, none of which provide a right to receive severance in the event of a termination of their employment. None of our NEOs is currently eligible for any change in control-related benefits.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2016 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 91,279,150 shares of Class A common stock and 42,913,295 shares of Class B common stock outstanding at March 31, 2016. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options and restricted stock units held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of March 31, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Veeva Systems Inc., 4280 Hacienda Drive, Pleasanton, California 94588.

	Shares Beneficially Owned				% Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors:
Timothy C. Barabe	3,465	*	—	—	*
Timothy S. Cabral(2)	566	*	668,250	1.6	1.3
Paul E. Chamberlain	1,549	*	—	—	*
Ronald E.F. Codd(3)	20,000	*	282,500	*	*
Frank Defesche(4)	1,256	*	66,248	*	*
Peter P. Gassner(5)	—	—	14,041,666	32.1	26.6
Alan V. Mateo(6)	113,342	*	—	—	*
Gordon Ritter(7)	636,332	*	7,950,000	18.5	15.4
Paul Sekhri(8)	20,000	*	—	—	*
E. Nitsa Zuppas(9)	47,904	*	21,667	*	*
All Executive Officers and Directors as a Group (12 persons)(10)	844,388	*	24,884,781	56.0	46.6
5% Stockholders:
T. Rowe Price Associates, Inc. and affiliates(11)	10,330,896	11.3	—	—	*
BlackRock, Inc.(12)	7,834,928	8.6	—	—	1.5
Wellington Management Group LLP(13)	7,268,771	8.0	—	—	*
JPMorgan Chase & Co.(14)	6,399,892	7.0	—	—	1.1
Brown Capital Management, LLC(15)	5,316,505	5.8	—	—	*
The Vanguard Group(16)	4,736,339	5.2	—	—	*
Mark Armenante(17)	20,000	*	9,200,000	21.4	17.7
Young A. Sohn(18)	—	—	9,392,500	21.9	18.0
Emergence Capital Partners II, L.P.(19)	—	—	7,950,000	18.5	15.3

*	Less than 1 percent.
(1)	Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share. Each share of Class B common stock is convertible, at any time at the option of the holder, into one (1) share of Class A common stock.
(2)	Includes (i) 566 shares of Class A common stock held by Mr. Cabral, (ii) 165,500 shares of Class B common stock held by Tim Cabral and Julia Cabral as community property, (iii) 111,316 shares of Class B common stock held by the TC 2013 Annuity Trust, (iv) 234,934shares of Class B common stock held by The Cabral Family Trust dated April 17, 2001 and (v) 156,500 shares of Class B common stock issuable to Mr. Cabral pursuant to options exercisable within 60 days of March 31, 2016.
(3)	Includes (i) 20,000 shares of Class A common stock issuable to Mr. Codd pursuant to an option exercisable within 60 days of March 31, 2016, (ii) 136,250 shares of Class B common stock held directly by the Codd Revocable Trust dated March 6, 1998 and (iii) 146,250 shares of Class B common stock issuable to Mr. Codd pursuant to an option exercisable within 60 days of March 31, 2016.
(4)	Includes (i) 1,256 shares of Class A common stock held by Mr. Defesche and (ii) 66,248 shares of Class B common stock issuable to Mr. Defesche pursuant to options exercisable within 60 days of March 31, 2016.
(5)	Includes (i) 10,000,000 shares of Class B common stock held directly by Mr. Gassner, (ii) 3,208,333 shares of Class B common stock held by Peter Gassner and Piyajit Gassner as Community Property and (iii) 833,333 shares of Class B common stock issuable to Mr. Gassner pursuant to options exercisable within 60 days of March 31, 2016.
(6)	Includes (i) 3,259 shares of Class A common stock held by Mr. Mateo, (ii) 108,333 shares of Class A common stock issuable to Mr. Mateo pursuant to an option exercisable within 60 days of March 31, 2016 and (iii) 1,750 shares of Class A common stock issuable to Mr. Mateo pursuant to RSUs vesting within 60 days of March 31, 2016.
(7)	Consists of (i) 616,332 shares of Class A common stock held by the Ritter-Metzler Revocable Trust dated November 6, 2000, (ii) 20,000 shares of Class A common stock issuable to Mr. Ritter pursuant to an option exercisable within 60 days of March 31, 2016 and (iii) 7,950,000 shares of Class B common stock held by Emergence Capital Partners II, L.P. (ECP II), as reflected in footnote 19 below. Mr. Ritter, a member of our board of directors, is a member of Emergence GP Partners, LLC (EGP) and has shared voting and dispositive power with regard to the shares directly held by ECP II. Mr. Ritter disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein.
(8)	Includes 20,000 shares of Class A common stock issuable to Mr. Sekhri pursuant to an option exercisable within 60 days of March 31, 2016.
(9)	Includes (i) 6,238 shares of Class A common stock held by Ms. Zuppas, (ii) 41,666 shares of Class A common stock issuable to Ms. Zuppas pursuant to an option exercisable within 60 days of March 31, 2016 and (iii) 21,667 shares of Class B common stock issuable to Ms. Zuppas pursuant to an option exercisable within 60 days of March 31, 2016.
(10)	Includes (i) 844,414 shares of Class A common stock beneficially owned by the directors and named executive officers as reflected in the table, (ii) 23,303,331 shares of Class B common stock beneficially owned by the directors and named executive officers as reflected in the table, (iii) 1,230 shares of Class A common stock held directly by an executive officer who is not a named executive officer, (iv) 1,564,915 shares of Class B common stock held by an executive officer who is not a named executive officer and (v) 355,783 shares of Class B common stock issuable to executive officers who are not named executive officers pursuant to options exercisable within 60 days of March 31, 2016.
(11)	Based solely on information reported on a Schedule 13G/A filed with the SEC on February 9, 2016, T. Rowe Price Associates, Inc. has sole voting power over 2,494,246 shares of Class A common stock and sole dispositive power over 10,330,896 shares of Class A common stock. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.
(12)

Based solely on information reported on a Schedule 13G/A filed with the SEC on January 27, 2016, BlackRock, Inc. has sole voting power over 7,612,377 shares of Class A common stock and sole dispositive power over 7,834,928 shares of Class A common stock. The subsidiaries included in the report were as follows: BlackRock (Luxembourg) S.A., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd and BlackRock Investment Management, LLC. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(13)	Based solely on information reported on a Schedule 13G/A filed with the SEC on February 11, 2016, Wellington Management Group LLP has shared voting power over 5,202,366 shares of Class A common stock and shared dispositive power over 7,268,771 shares of Class A common stock. Additional persons identified in the report were as follows: Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.
(14)	Based solely on information reported on a Schedule 13G/A filed with the SEC on January 25, 2016, JPMorgan Chase & Co. has sole voting power over 5,633,094 shares of Class A common stock, shared voting power over 4,171 shares of Class A common stock, sole dispositive power over 6,398,547 shares of Class A common stock and shared dispositive power over 1,345 shares of Class A common stock. The subsidiaries included in the report were as follows: JPMorgan Chase Bank, National Association, J.P. Morgan Investment Management Inc., J.P. Morgan Trust Company of Delaware and J.P. Morgan Securities LLC. According to the filing, no other such person is known to beneficially own more than five percent of our total outstanding Class A common stock. The address of JPMorgan Chase & Co. is 270 Park Avenue, New York, New York 10017.
(15)	Based solely on information reported on a Schedule 13G/A filed with the SEC on February 16, 2016, Brown Capital Management, LLC has sole voting power over 3,033,262 shares of Class A common stock and sole dispositive power over 5,316,505 shares of Class A common stock. The address of Brown Capital Management, LLC is 1201 N. Calvert Street, Baltimore, Maryland 21202.
(16)	Based solely on information reported on a Schedule 13G filed with the SEC on February 11, 2016, The Vanguard Group has sole voting power over 54,536 shares of Class A common stock, shared voting power over 3,800 shares of Class A common stock, sole dispositive power over 4,682,603 shares of Class A common stock and shared dispositive power over 53,736 shares of Class A common stock.
(17)	Includes (i) 20,000 shares of Class A common stock held directly by Mr. Armenante, (ii) 7,075,588 shares of Class B common stock held directly by Mr. Armenante, (ii) 600,206 shares of Class B common stock held by Mark A. Armenante and Elizabeth T. Armenante, Trustees of the Elizabeth T. Armenante Grantor Retained Annuity Trust dated May 20, 2013, (iii) 600,206 shares of Class B common stock held by Mark A. Armenante and Elizabeth T. Armenante, Trustees of the Mark A. Armenante Grantor Retained Annuity Trust dated May 20, 2013, (iv) 395,000 shares of Class B common stock held by the Christina E. Armenante Trust 2000 U/A dated July 14, 2000, (v) 395,000 shares of Class B common stock held by the Andrew M. Armenante Trust 2000 U/A dated July 14, 2000, and (vi) 134,000 shares of Class B common stock held by Armenante Family Trust 2000, dated July 19, 2000.
(18)	Consists of 8,882,000 shares of Class B common stock held directly by Ms. Sohn and (ii) 510,500 shares of Class B common stock held by Young Sohn Grantor Retained Annuity Trust dated May 21, 2013.
(19)	Consists of 7,950,000 shares of Class B common stock held by ECP II. EEP II is the sole general partner of ECP II and EGP is the sole general partner of EEP II. Jason Green, Brian Jacobs and Gordon Ritter are members of EGP and share voting and dispositive power over the shares held by each of these entities. Mr. Ritter is also a member of our Board of Directors. Each member disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein. The address of ECP II is 160 Bovet Road, Suite 300, San Mateo, California 94402.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 31, 2016 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by stockholders	20,769,127	$5.01	17,554,720	(3)
Equity compensation plans not approved by stockholders	—	—	—

Total	20,769,127		17,554,720

(1)	The weighted average exercise price does not take into account outstanding restricted stock or RSUs.
(2)	Included in this amount are 4,897,856 shares available for future issuance under the 2013 Employee Stock Purchase Plan (ESPP).
(3)	On the first business day of each fiscal year during the term of our 2013 Equity Incentive Plan (2013 Plan), commencing on February 1, 2014, the number of authorized shares of our Class A common stock under our 2013 Plan automatically increases by a number of shares of our Class A common stock equal to the least of (i) 5% of the total number of shares of all classes of our common stock issued and outstanding on the last business day of the prior fiscal year, (ii) 13,750,000 shares of our Class A common stock or (iii) a number of shares of our Class A common stock determined by our Board of Directors. On the first business day of each fiscal year during the term of our ESPP, commencing on February 1, 2014, the number of authorized shares of our Class A common stock under our ESPP automatically increases by a number of shares of our Class A common stock equal to the least of (i) 1% of the total number of shares of all classes of our common stock issued and outstanding on the last business day of the prior fiscal year, (ii) 2,200,000 shares of our Class A common stock or (iii) a number of shares of our Class A common stock determined by our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since February 1, 2015 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Amended and Restated Investors’ Rights Agreement

We have entered into an investors’ rights agreement with certain holders of our capital stock, including entities with which certain of our directors are affiliated. These stockholders are entitled to rights with respect to the registration of their shares under the Securities Act.

Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors

Theodore Wallach, a brother of Matthew J. Wallach, our President, has been employed by us since September 2010. Theodore Wallach serves as a senior product manager. During our fiscal year ended January 31, 2016, Theodore Wallach had total cash compensation of $160,927.

Lisa Halsey, a sister-in-law of Timothy S. Cabral, our Chief Financial Officer, has been employed by us since August 2015. Ms. Halsey serves as a director in our employee success team. During our fiscal year ended January 31, 2016, Ms. Halsey had total cash and other compensation of $183,277, $128,050 of which represents the aggregate grant date fair value of restricted stock units vesting over a four-year period, the value of which is computed in accordance with FASB ASC Topic No. 718.

The compensation level for each of Theodore Wallach and Ms. Halsey was based on reference to internal pay equity when compared to the compensation paid to employees in similar positions that were not related to our executive officers and directors. They were also eligible for equity awards on the same general terms and conditions as applicable to other employees in similar positions who were not related to our executive officers and directors.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements will provide that we indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and other key employees in connection with a legal proceeding.

Policies and Procedures for Related Party Transactions

Pursuant to our Code of Conduct and Audit Committee charter, any related party transaction or series of transactions with an executive officer, director, or any of such persons’ immediate family members or affiliates, in which the amount, either individually or in the aggregate, involved exceeds $120,000 must be presented to our Audit Committee for review, consideration and approval. All of our directors and executive officers are required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed transactions, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee shall approve only those transactions that, in light of known circumstances, are not inconsistent with Veeva’s best interests, as our Audit Committee determines in the good faith exercise of its discretion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2016, all Section 16(a) filing requirements were satisfied on a timely basis except that Matthew J. Wallach delinquently filed two Forms 4, each of which reported one transaction.

AUDIT COMMITTEE REPORT

The information contained in the following report of Veeva’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Veeva specifically incorporates it by reference.

Role of the Audit Committee

The Audit Committee operates under a written charter adopted by our Board of Directors. Our Audit Committee oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and processes and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our Audit Committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the Audit Committee can be found in Veeva’s Audit Committee charter, published on the Investors portion of Veeva’s website at http://ir.veeva.com/.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Fiscal Year Ended January 31, 2016

The Audit Committee has reviewed and discussed with Veeva’s management and KPMG LLP the audited consolidated financial statements of Veeva for the fiscal year ended January 31, 2016. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and Audit Committee.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Veeva’s annual report on Form 10-K for the fiscal year ended January 31, 2016 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Ronald E. F. Codd (Chair)

Timothy Barabe

Paul E. Chamberlain

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Veeva may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

Pleasanton, California

May 10, 2016

ANNUAL MEETING OF STOCKHOLDERS OF
VEEVA SYSTEMS INC.
June 22, 2016
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online or by telephone until 11:59 PM ET on Tuesday, June 21,
2016.
MAIL - Sign, date and mail your proxy card in the envelope
provided as soon as possible.
IN PERSON - You may vote your shares in person by attending
the Annual Meeting. Information on attending the Annual
Meeting, including directions, may be found at
http://www.astproxyportal.com/ast/18559
GO GREEN - e-Consent makes it easy to go paperless. With
e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18559
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.
20230000000000000000 0 062216
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X
1. To elect the Board’s two (2) nominees for director to serve until the 2019 annual meeting:
FOR ALL NOMINEES
WITHHOLD AUTHORITY
FOR ALL NOMINEES
FOR ALL EXCEPT
(See instructions below)
NOMINEES:
Ronald E.F. Codd
Peter P. Gassner
FOR AGAINST ABSTAIN
2. To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2017.
Note: The stockholders may conduct such other business as may properly come before the meeting or any adjournment thereof.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0
VEEVA
VEEVA SYSTEMS INC.
Proxy for Annual Meeting of Stockholders on June 22, 2016
Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Peter P. Gassner, Timothy S. Cabral and Jonathan (“Josh”) Faddis, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Veeva Systems Inc., to be held on Wednesday, June 22, 2016 at 3:30 p.m. local time, at 4280 Hacienda Drive, Pleasanton, California 94588, and at any adjournments or postponements thereof, as follows:
This proxy when properly executed will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
(Continued and to be signed on the reverse side.)
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